                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A-1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2001


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


        1-9020                                             72-1440714
(Commission File Number)                                  (IRS Employer
                                                        Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

      THE FOLLOWING STATEMENTS WERE RELEASED TO THE PRESS ON MAY 8, 2001.

                PETROQUEST ENERGY ANNOUNCES FIRST QUARTER RESULTS
                        WITH RECORD QUARTERLY PRODUCTION

Lafayette, Louisiana - May 8, 2001 - PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today net income for the quarter ended March 31, 2001 of $4,141,000 or $0.13 per share, an increase of 558% as compared to first quarter 2000 net income of $629,000 or $0.02 per share. Net cash flow from operations before working capital changes for the first quarter of 2001 increased to $10,277,000 or $0.31 per share, an increase of 494% as compared to $1,729,000 or $0.07 per share for the comparable 2000 period. Net income for the quarter ended March 31, 2001 included a non-cash deferred tax expense of $2,433,000. No tax provision was required for the first quarter of 2000.

On a thousand cubic feet equivalent (Mcfe) basis, first quarter 2001 production volumes equaled 2,025,000 Mcfe, a 95% increase over first quarter 2000 production volumes. This is the result of the Company's successful exploration program, which added six wells to production since the first quarter of 2000.

Oil and gas sales during the first quarter of 2001 increased 298% to $12,345,000 as compared to the first quarter of 2000. In addition to the production increases discussed above, natural gas prices increased significantly. The prices received during the first quarter of 2001 averaged $7.10 per Mcf of gas, as compared to an average of $2.60 per Mcf received in 2000. Stated on a Mcfe basis, unit prices received during the first quarter of 2001 were 104% higher than the prices received during the comparable 2000 period.

The following table sets forth certain information with respect to the oil and gas operations of the Company for the three-month periods ended March 31, 2001 and 2000.

                                                    Three Months Ended
                                                          March 31,
                                                 ----------------------------
                                                    2001              2000
                                                 ----------        ----------
Production:
        Oil (Bbls)                                  139,080            34,230
        Gas (Mcf)                                 1,190,478           831,019
        Total Production (Mcfe)                   2,024,958         1,036,399

Sales:
        Total Oil Sales                          $3,894,810        $  939,123
        Total Gas Sales                          $8,450,214        $2,159,633

Average sales prices:
        Oil (per Bbl)                            $    28.00        $    27.44
        Gas (per Mcf)                            $     7.10        $     2.60
        Per (Mcfe)                               $     6.10        $     2.99

PetroQuest Energy, Inc. is an independent oil and gas exploration and production company primarily focused on growing its reserves and shareholder value through a combination of drilling development locations and high potential exploration prospects along the coast of and in the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves and in projecting future rates of production, the timing of development expenditures and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.

                             PETROQUEST ENERGY, INC.
                      Consolidate Statements of Operations
                                   (unaudited)
                  (Amounts In Thousands, Except Per Share Data)

                                                               2001        2000
                                                             -------     -------
Revenues:
        Oil and gas sales                                    $12,345     $ 3,099
        Interest and other income                                208          52
                                                             -------     -------
                                                              12,553       3,151
                                                             -------     -------
Expenses:
        Lease operating expenses                               1,248         603
        Production taxes                                         262         173
        Depreciation, depletion and amortization               3,342       1,100
        General and administrative                               661         646
        Interest expense                                         466        --
                                                             -------     -------
                                                               5,979       2,522
                                                             -------     -------
Income (loss) from operations                                  6,574         629
                                                             -------     -------
        Deferred income tax expense                            2,433        --
                                                             -------     -------
Net income (loss)                                            $ 4,141     $   629
                                                             =======     =======
Earnings per common share:
        Basic                                                $  0.14     $  0.03
                                                             =======     =======
        Diluted                                              $  0.13     $  0.02
                                                             =======     =======
Weighted average per common share
        Basic                                                 30,505      24,048
                                                             =======     =======
        Diluted                                               32,714      25,541
                                                             =======     =======


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits

     None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 8, 2001                       PETROQUEST ENERGY, INC.

                                         By: /s/ Michael O. Aldridge
                                             ----------------------------------
                                         Michael O. Aldridge
                                         Senior Vice President, Chief Financial
                                         Officer and Secretary